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                                                                    EXHIBIT 3.4




                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                   CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV


         The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

         I. The name of the limited partnership is Captec Franchise Capital Partners L.P. IV (the "Partnership").

         II. The address of the Partnership's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, 19801. The name of the Partnership's registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

         III. The name and mailing address of each general partner is as follows:

                 Name                                               Address
                 ----                                               -------
                 Captec Franchise Capital Corporation IV            24 Frank Lloyd Wright Drive
                                                                    P.O. Box 544
                                                                    Ann Arbor, MI 48106-0544

                 Patrick L. Beach                                   24 Frank Lloyd Wright Drive
                                                                    P.O. Box 544
                                                                    Ann Arbor, MI 48106-0544


         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Limited Partnership of Captec Franchise Capital Partners L.P. IV as of July 23, 1996.



                                        /s/ Patrick L. Beach
                                        ------------------------------------
                                        PATRICK L. BEACH, General Partner


                                        CAPTEC FRANCHISE CAPITAL
                                        CORPORATION IV,
                                        General Partner


                                        By:  /s/ Patrick L. Beach
                                            --------------------------------
                                            Patrick L. Beach, President